SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549




                    AMENDMENT NO. 2 TO FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date   of  earliest  event  reported)         JULY  2,  1998


                                           Berry Plastics Corporation
                               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                Delaware                                 33-75706                           35-1813706
      (STATE OR OTHER JURISDICTION                      (COMMISSION                        (IRS EMPLOYER
            OF INCORPORATION)                          FILE NUMBER)                     IDENTIFICATION NO.)

                                101 Oakley Street
					  Evansville, Indiana                                          47710
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)



Registrant's  telephone  number,  including  area  code         (812)  424-2904





                (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

					AMENDMENT NO. 2


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its amended Current Report on Form 8-K/A, Date of Report July 2, 1998, and filed September 15, 1998, as set forth in the pages attached hereto:

      ITEM 7 (B) PRO FORMA FINANCIAL INFORMATION

      Pro Forma Unaudited Condensed Consolidated Financial Statements of BPC
         Holding Corporation:
           Pro Forma Unaudited Condensed Consolidated Balance Sheet as of June
             27, 1998
           Notes to Pro Forma Unaudited Condensed Consolidated Balance Sheet as
             of June 27, 1998
           Pro Forma Unaudited Condensed Consolidated Statement of Operations
             for the year ended December 27, 1997
           Notes to Pro Forma Unaudited Condensed Consolidated Statement of
             Operations for the year ended December 27, 1997
           Pro Forma Unaudited Condensed Consolidated Statement of Operations
             for the six months ended June 27, 1998
           Notes to Pro Forma Unaudited Condensed Consolidated Statement of
             Operations for the six months ended June 27, 1998
           Unaudited Pro Forma Financial Information of Berry Plastics
             Corporation

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                           BERRY PLASTICS CORPORATION


                           By:  /s/James M. Kratochvil
					James M. Kratochvil
					Executive Vice President, Chief Financial Officer,
					Treasurer and Secretary





Dated:  March 18, 1999

                            BPC HOLDING CORPORATION
                         PRO FORMA UNAUDITED CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                            (DOLLARS IN THOUSANDS)


The following unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of operations (collectively, the "Pro Forma Statements") give effect to the purchase of the outstanding common stock of Norwich Injection Moulders Limited ("Norwich") and Venture Packaging, Inc. ("Venture Packaging") by Berry Plastics Corporation ("Berry"). Berry is a wholly owned subsidiary of BPC Holding Corporation ("Holding").

The pro forma information is based on the historical consolidated financial statements of Holding, the historical financial statements of Norwich and the historical financial statements of Venture Packaging, giving effect to the acquisitions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements. The pro forma condensed balance sheet gives effect to the acquisitions as if they had occurred on June 27, 1998 and the condensed statements of operations give effect to the acquisitions as if they had occurred on December 29, 1996. There are no pro forma condensed balance sheet adjustments as of June 27, 1998 for the acquisition of Venture Packaging as these adjustments are reflected in Holding's historical balances as of June 27, 1998. There are no pro forma condensed consolidated statement of operations adjustments for the six months ended June 27, 1998 for the acquisition of Venture Packaging as the operations of Venture Packaging are included in Holding's historical balances for the six months ended June 27, 1998.

The Pro Forma Statements do not purport to represent what Holding's consolidated financial position or results of operations would actually have been if such transactions had in fact occurred on such dates or to project Holding's consolidated financial position or results of operations for any future date or period. The pro forma adjustments are based upon available information and upon assumptions that Holding believes to be reasonable. The Pro Forma Statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and related notes of Holding included within its Annual Report on Form 10-K for the year ended December 27, 1997, with the audited consolidated financial statements and related notes of Norwich for the years ended October 31, 1997 and 1996 and the unaudited consolidated financial statements as of July 2, 1998 and for the period from November 1, 1997 to July 2, 1998 included in Form 8-K/A filed on September 15, 1998, and with Form 8-K/A filed on November 14, 1997 which provides similar information related to the acquisition of Venture Packaging.

                            BPC HOLDING CORPORATION
           PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                            (DOLLARS IN THOUSANDS)

                                                                                       JUNE 27, 1998
                                                      HOLDING              NORWICH             PRO FORMA             CONSOLIDATED
                                                    HISTORICAL           HISTORICAL           ADJUSTMENTS              PRO FORMA
  ASSETS
    Current assets
    Cash and cash equivalents                       $ 2,680              $ 1,374              $ (670)       (d)        $ 3,384
    Accounts receivable                              33,951                3,232                    -                   37,183
    Inventories                                      27,508                  457                    -                   27,965
    Other current assets                              2,465                   97                    -                    2,562
                                                   ---------            ---------            ---------               ----------
        Total current assets                         66,604                5,160                (670)                   71,094

    Assets held in trust                             13,345                    -                    -                   13,345
    Property and equipment, net                     105,260                6,659               (1,428)      (b)        110,491
    Intangible assets, net                           43,080                  712               10,334       (b)         54,126
    Other assets                                      2,882                    -                  637       (c)          3,519
                                                   ---------            ---------            ---------               ----------
        Total assets                               $231,171              $12,531               $8,873                 $252,575

  LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
    Accounts payable                                $15,746               $2,543             $    (25)      (d)     $   18,264
    Accrued expenses                                  7,536                  714                   42       (a)          8,292
    Accrued interest                                  3,525                    -                    -                    3,525
    Employee compensation and payroll taxes           8,569                   64                    -                    8,633
    Income taxes                                        152                    -                    -                      152
    Current portion of long-term debt                12,313                    -                  913       (e)         13,226
                                                   ---------            ---------            ---------               ----------
        Total current liabilities                    47,841                3,321                  930                   52,092

  Long-term debt:
    Holding 12.50% Senior Secured Notes             105,000                    -                    -                  105,000
    Berry 12.25% Senior Subordinated Notes          100,000                    -                    -                  100,000
    Term loans                                       45,605                1,216               (1,216)      (d)         59,788
                                                                                               14,183       (e)
    Industrial Revenue Bonds                         15,111                    -                    -                   15,111
    Revolving line of credit                         22,187                    -                  842       (e)         23,029
    Capital lease obligation                            147                  419                    -                      566
    Debt discount                                     (508)                    -                    -                     (508)
                                                   ---------            ---------            ---------               ----------
        Total long-term debt                        287,542                1,635               13,809                  302,986

  Accrued dividends on preferred stock                5,457                    -                    -                    5,457
    Other liabilities                                 2,894                  669                  168       (a)          4,603
                                                                                                  502       (a)
                                                                                                  370       (c)
                                                   ---------            ---------            ---------               ----------
        Total liabilities                           343,734                5,625               15,779                  365,138

  Stockholders' equity (deficit):
    Common stock and additional paid-in capital      47,451                    1                   (1)      (f)         47,451
    Preferred stock                                  16,655                    -                    -                   16,655
    Treasury stock                                     (81)                    -                    -                     (81)
    Warrants                                          3,511                    -                    -                    3,511
    Retained earnings (deficit)                    (180,099)               6,905               (6,905)      (f)       (180,099)
                                                   ---------            ---------            ---------               ----------
        Total stockholders' equity (deficit)       (112,563)               6,906               (6,906)                (112,563)
                                                   ---------            ---------            ---------               ----------
        Total   liabilities   and   stockholders   $231,171              $12,531             $  8,873                 $252,575
        equity(deficit)

                            SEE ACCOMPANYING NOTES.

                            BPC HOLDING CORPORATION
                    NOTES TO PRO FORMA UNAUDITED CONDENSED
                          CONSOLIDATED BALANCE SHEET
                            (DOLLARS IN THOUSANDS)


The historical balance sheet presented for Holding is as of June 27, 1998, and the historical balance sheet presented for Norwich is as of July 2, 1998. The following adjustments reflect the acquisition of the common stock of Norwich and the repayment of the outstanding debt of Norwich on a pro forma basis using proceeds from additional borrowings under Berry's credit facility. The pro forma allocations to the assets acquired and liabilities assumed have been made using estimates by management. The cost in excess of net assets acquired will be amortized by the straight-line method over a period of 15 years.

(a)  Adjustments of certain assets and liabilities purchased:
    Reserve for pension, net of current portion                                                 $(168)
    Reserve for pension, current portion                                                          (42)
    Deferred income taxes on adjustments to certain assets and liabilities purchased             (502)
                                                                                                ------
                                                                                                $(712)
(b)  Adjustments for assumed fair values of assets and liabilities of Norwich:
    Reduction of property and equipment to estimated fair value                               $(1,428)
    Allocation of excess of purchase price over net assets acquired to intangible assets       10,334
                                                                                                ------
                                                                                               $8,906
(c)  Other assets and liabilities resulting from purchase:
    Debt origination fees                                                                        $637
    Accrued closing costs                                                                        (370)
                                                                                                ------
                                                                                                $ 267
(d)  Repayment of Norwich debt:
    Cash                                                                                        $(670)
    Accounts payable                                                                               25
    Term loans                                                                                  1,216
                                                                                                ------
                                                                                                $ 571
(e)  Borrowings for payment of purchase price and transaction costs:
    Proceeds from term loans, net of current portion                                         $(14,183)
    Proceeds from revolving line of credit                                                       (842)
    Current portion of term loan borrowing                                                       (913)
                                                                                                ------
                                                                                             $(15,938)
(f)  Elimination of Norwich's stockholders' equity:
    Common stock and additional paid-in capital                                                  $ (1)
    Retained earnings                                                                          (6,905)
                                                                                                ------
                                                                                              $(6,906)

                            BPC HOLDING CORPORATION
      PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)

                                                                                         FISCAL 1997


                                  HOLDING             VENTURE              NORWICH             PRO FORMA             CONSOLIDATED
                                HISTORICAL          HISTORICAL           HISTORICAL           ADJUSTMENTS              PRO FORMA
Net sales                    $ 226,953             $ 32,440            $ 13,405                $    -               $  272,798
Cost of goods sold             180,249               27,935              10,611                     -                  218,795
                              ---------            ---------            ---------               ----------           ----------

Gross margin                   46,704                 4,505               2,794                     -                   54,003
Operating expenses             30,505                 4,065                 885                    609      (a)         36,674
                                                                                                   610      (c)
                              ---------            ---------            ---------               ----------           ----------

Operating income               16,199                   440               1,909                 (1,219)                 17,329
Interest expense, net          30,246                   900                 137                  2,068      (b)         34,736
                                                                                                 1,385      (d)
Other income (expense)           (226)                   29                   -                      -                    (197)
                              ---------            ---------            ---------               ----------           ----------
Income  (loss)  before income (14,273)                 (431)              1,772                 (4,672)                (17,604)
taxes
Income tax expense (benefit)      138                  (127)                530                   (114)     (e)            427
                              ---------            ---------            ---------               ----------           ----------

Net income (loss)             (14,411)                 (304)              1,242                 (4,558)                (18,031)
Preferred stock dividends      (2,558)                    -                   -                      -                  (2,558)
                              ---------            ---------            ---------               ----------           ----------

Net income (loss)attributable
 to common shareholders      $(16,969)               $ (304)            $ 1,242                $(4,558)              $ (20,589)
                              ---------            ---------            ---------               ----------           ----------


                            SEE ACCOMPANYING NOTES.

                            BPC HOLDING CORPORATION
                    NOTES TO PRO FORMA UNAUDITED CONDENSED
                     CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)

                         YEAR ENDED DECEMBER 27, 1997


The historical consolidated statement of operations presented for Holding is for its fiscal year ended December 27, 1997,and the historical statement of operations presented for Venture Packaging is for the period from December 29, 1996 to August 29, 1997, and the historical statement of operations presented for Norwich is for the period from January 1, 1997 to December 31, 1997.

VENTURE PACKAGING ADJUSTMENTS
(a) Adjustments to operating expenses:
      Increase in amortization due to increase in cost in excess of net assets acquired          $ 609
                                                                                             ----------

(b) Adjustments to interest expense:
      Additional interest incurred on borrowing for Venture acquisition                        $ 2,068
                                                                                             ----------

NORWICH ADJUSTMENTS

(c) Adjustment to operating expenses:
       Increase in amortization due to increase in cost in excess of net assets acquired         $ 610
                                                                                             ----------
(d) Adjustment to interest expense:
       Additional interest incurred on borrowing for Norwich acquisition                        $1,385
                                                                                             ----------
(e) Adjustment to income tax expense:
       Reduction in U.K. tax expense due to the additional indebtedness                          ($114)
                                                                                             ----------

                            BPC HOLDING CORPORATION
      PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)

                                                                   SIX MONTHS ENDED JUNE 27, 1998
                                   HOLDING               NORWICH               PRO FORMA               CONSOLIDATED
                                 HISTORICAL            HISTORICAL             ADJUSTMENTS                PRO FORMA
Net sales                    $ 136,317                $ 6,861                 $     -                $  143,178
Cost of goods sold             100,016                  5,078                       -                   105,094
                              ---------              ---------                ---------               ----------
Gross margin                    36,301                  1,783                       -                    38,084

Operating expenses              20,725                    791                     176       (a)          21,692
                              ---------              ---------                ---------               ----------
Operating income                15,576                    992                    (176)                   16,392

Interest expense, net           16,866                     59                    624        (b)         17,549
Other expenses                     430                      -                      -                       430
                              ---------              ---------                ---------               ----------
Income  (loss)  before  income  (1,720)                   933                   (800)                   (1,587)
taxes
Income tax expense (benefit)        26                    289                   (249)       (c)             66
                              ---------              ---------                ---------               ----------

Net income (loss)               (1,746)                   644                   (551)                   (1,653)

Preferred stock dividends       (1,783)                     -                      -                    (1,783)
                              ---------              ---------                ---------               ----------
Net income (loss) attributable
 to common shareholders       $ (3,529)                $  644                $  (551)                 $ (3,436)
                              ---------              ---------                ---------               ----------


                            SEE ACCOMPANYING NOTES.

                            BPC Holding Corporation
                    Notes to Pro Forma Unaudited Condensed
                     Consolidated Statement of Operations
                            (Dollars in thousands)

                        SIX MONTHS ENDED JUNE 27, 1998


   The historical consolidated statement of operations presented for Holding is for its six months ended June 27, 1998 and the historical statement of operations presented for Norwich is for the six months ended June 30, 1998.

(a)  Adjustments to operating expenses:
        Increase in amortization due to increase in cost in excess of net assets acquired        $ 305
        Elimination of expenses incurred by Norwich related to the sale of the company            (129)
                                                                                                 ------
        Net increase in operating expenses                                                       $ 176
(b)  Adjustment to interest expense:
        Additional interest incurred on borrowing for Norwich acquisition                        $ 624
                                                                                                 ------

(c)  Adjustment to income tax expense:
        Reduction in income tax expense from additional expenses per (a) and (b) above          $ (249)
                                                                                                 ------


                 UNAUDITED PRO FORMA FINANCIAL INFORMATION OF
                          BERRY PLASTICS CORPORATION
                            (DOLLARS IN THOUSANDS)


The following summarizes pro forma unaudited financial information of Holding's wholly owned subsidiary, Berry. The pro forma information is based on the historical consolidated financial statements of Berry, the historical financial statements of Norwich, and the historical financial statements of Venture Packaging, giving effect to the acquisitions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements. The pro forma condensed balance sheet gives effect to the acquisitions as if they had occurred on June 27, 1998 and the pro forma statements of operations give effect to the acquisitions as if they had occurred on December 29, 1996.


CONSOLIDATED PRO FORMA BALANCE SHEET
Current assets                                         $  70,421
Property    and   equipment,   net   of   accumulated    110,491
depreciation
Other noncurrent assets                                   54,149
Current liabilities                                       54,110
Noncurrent liabilities                                   210,683
Equity (deficit)                                         (27,259)

CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 27, 1997:
  Net sales                                            $ 272,798
  Cost of goods sold                                     218,795
  Loss before income taxes                                (6,251)
  Net loss                                                (6,678)
Six months ended June 27, 1998:
  Net sales                                            $ 143,178
  Cost of goods sold                                     105,094
  Income before income taxes                               4,704
  Net income                                               4,639

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                           BERRY PLASTICS CORPORATION


                           By:  /s/James M. Kratochvil
                              James M. Kratochvil
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary




Dated:  March 18, 1999